                     SETTLEMENT AGREEMENT AMONG CYNET, INC.,
                  CYNET INTERACTIVE, LLC AND AECSOFT USA, INC.

         This Settlement (this "Agreement") is made as of February 8, 2001, by and among CYNET, Inc., a Texas Corporation, CYNET Interactive, LLC, a Texas limited liability company (hereinafter jointly referred to as "CYNET"), and AECsoft USA, Inc. ("AECsoft"), a Texas Corporation (hereinafter each individually referred to as the "Party" and collectively as the "Parties").

THE PARTIES HEREBY AGREE AS FOLLOWS:

STATEMENT OF PURPOSE: The purpose of this Agreement is to provide the terms and conditions of the Parties resolving all issues related to forgiving any and all outstanding amounts owed by CYNET to AECsoft and transferring existing CYNET Interactive, LLC accounts to AECsoft.

         1. FORGIVENESS OF OUTSTANDING PAYABLES. AECsoft agrees to forgive CYNET the entire amount of outstanding payables as indicated in the attached Exhibit "A."

         2. ASSIGNMENT OF CONTRACTS. CYNET agrees to assign, and AECsoft agrees to accept, all CYNET clients and related client contracts ("Contracts") as indicated in Exhibit "B." In connection with the assignment of such Contracts, AECsoft agrees to assume the support and servicing of such clients in a manner consistent with the terms of such Contracts. AECsoft will not be bound by an extra-contractual or "side deal" arrangements into which CYNET has entered in connection with such Contracts.

         3. ASSIGNMENT OF ACCOUNTS RECEIVABLE. CYNET agrees to assign, and AECsoft agrees to accept, all accounts receivable related to the Contracts as of January 5, 2001 as indicated in Exhibit "C." Such accounts receivable shall include any and all past due amounts, as well as any future revenue to be derived from the Contracts. In connection with the assignment such accounts receivable, AECsoft will retain no current or future revenue obligations to CYNET. Moreover, AECsoft may directly bill former CYNET clients for any and all client-approved maintenance, modifications and creations, which CYNET did not bill prior to the signing of this Agreement.

         4. REFERRAL OF FORMER AND PROSPECTIVE CLIENTS. CYNET agrees to refer to AECsoft any and all former and prospective clients who express an interest in projects involving ADC2000(TM)applications. Such clients shall include, but not be limited to, the PTG and the Hispanic Chamber of Commerce.

         5. EQUITY INTEREST IN ADC2000(TM). CYNET and AECsoft agree that, in the event of the sale of ADC2000(TM), CYNET will be entitled to receive from the proceeds of such sale ten percent (10%) or Five Hundred Thousand Dollars ($500,000.00), whichever is lesser. In addition, CYNET agrees that AECsoft shall be entitled to make the sole determination regarding

                                                  Initial _____    Initial _____
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the sale of ADC2000(TM), including but not limited to, the price at which
ADC2000(TM) shall be sold, to whom it should be sold, or whether any sale is to be made.

         6. TRANSFER OF HARDWARE. CYNET agrees to deliver, and AECsoft agrees to accept, title and possession of one (1) server and two (2) personal computers. CYNET and AECsoft acknowledge and agree that the server is already located at AECsoft facilities and delivery of the two personal computers shall be made pursuant to mutually agreed upon time and manner arrangements.

         CYNET acknowledges that two (2) servers located at AECsoft facilities are the sole property of International Energy Partners, LLP ("IEP"), purchased pursuant to the agreement entered into between CYNET and IEP, such agreement to be assigned to AECsoft pursuant to Section 2 of this Agreement.

         CYNET and AECsoft agree that, pending identification and evaluation of CYNET's responsibilities and obligations related to certain licenses of software loaded on the personal computers to be transferred, CYNET shall make a determination regarding transfer of such software and licenses to AECsoft for use in its ongoing business and support of the Contracts.

         7. INDEMNIFICATION RELATED TO THE CONTRACTS. CYNET agrees that in any suit, proceeding or action brought by any client in connection with the Contracts, relating to any act or omission occurring before the assignment of such Contract to AECsoft pursuant to this Agreement to enforce any provision of any such Contract, CYNET will save, indemnify and keep AECsoft harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability thereunder, arising out of a breach by CYNET of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such client or its successors from CYNET, and all such obligations of CYNET shall be and remain enforceable against and only against CYNET and shall not be enforceable against AECsoft.

         8. INDEMNIFICATION FOR INTELLECTUAL PROPERTY. AECsoft agrees to indemnify CYNET, and to hold CYNET harmless, against and with respect to any and all claims or causes of action brought against CYNET by, through, or under the indemnifying party as a result of any misrepresentations, breach of warranty or non-fulfillment of any agreement or covenant on the part of the indemnifying party under this Agreement or in the event ADC2000(TM) is found to infringe or violate any United States patent, copyright or trade secret of a third party.

         9. CONFIDENTIALITY. With regard to information obtained by either Party in the course of performing its obligations under this Agreement, each Party to this Agreement acknowledges that certain of the information it receives from the other Party constitutes the confidential and proprietary information of the disclosing Party, and agrees that it will take all reasonable steps to preserve the strict confidentiality of any information given to them by the

                                                     Initial _____ Initial _____

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other Party. The receiving Party will safeguard the confidential information given them by the other Party. The receiving Party will safeguard the confidential information with the same degree of care which it uses to protect its own confidential information. For purposes of this Agreement, confidential information shall not include any information to the extent that such information (a) is presently, or subsequently becomes, generally available to the public without a wrongful act of the disclosing party; (b) is information which the other party agrees in writing may be disclosed without restriction; (c) is already known to the disclosing party; (d) is developed independently by the disclosing party; (e) is furnished by the other party to a third party without restriction on disclosure; or (f) is disclosed pursuant to a court order.

         10. DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY SHALL HAVE ANY LIABILITY FOR ITS PERFORMANCE, THE WORK PRODUCTS, OR ANY WORK IN PROGRESS, INCLUDING ANY LIABILITY FOR NEGLIGENCE. NEITHER PARTY MAKES OR RECEIVES ANY WARRANTIES, EXPRESS, IMPLIED, STATUTORY, OR IN ANY OTHER PROVISION OF THIS AGREEMENT OR ANY OTHER COMMUNICATION AND EACH PARTY SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         11. LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSS OF PROFITS, LOSS OF USE OR DATA OR INTERRUPTION OF BUSINESS, WHETHER SUCH ALLEGED DAMAGES ARE LABELED IN TORT, CONTRACT OR INDEMNITY, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         12. FORCE MAJEURE. Either Party shall be excused from delays or failures in performance of tasks under this Agreement resulting from causes beyond its reasonable control, whether or not foreseeable; provided that in order to be excused, such Party must notify the other Party of the delay or failure and its cause at the time they arise and must act diligently to remedy the cause and restore performance.

         13. TRADEMARKS AND TRADE NAMES. Nothing in this Agreement shall be deemed to give either Party any rights to use any of the other Party's trademarks or trade names without such other Party's specific, written consent.

         14. FREEDOM OF ACTION. Except as restricted by intellectual property rights of a Party hereto or of third parties, or as otherwise expressly provided in this Agreement, nothing in this Agreement shall limit the right of either Party to develop, have developed, procure, and/or market products now or in the future, and each Party reserves the right to act in its discretion to meet its requirements for any products or services, internally, from the other Party or from any other sources.

                                                     Initial _____ Initial _____

                                       3
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         15. NO IMPLIED RIGHTS. Except for any licenses and immunities that are expressly granted by this Agreement, nothing in this Agreement or any course of dealing between the Parties will be deemed to create a license from either Party to the other any intellectual property right, whether by estoppel, implication or otherwise.

         16. GOVERNING LAW. This Agreement shall be governed by the laws of the United States and the State of Texas.

         17. DISPUTE RESOLUTION. Each Party agrees that, unless otherwise required in order to comply with deadlines under the law, it will not file action or institute legal proceedings with respect to any dispute controversy or claim arising out of, relating to, or in connection with, this Agreement, until: (a) it has given the other Party written notice of its grievance; (b) the other Party has failed to provide a prompt and effective remedy; (c) it has requested that senior executives for both Parties to meet and discuss the matter in order to consider informal and amicable means of resolution; and
(d) either such meeting failed to occur within thirty (30) days after request or the meeting did not produce a mutually satisfactory resolution of the matter.

         18. COMPLIANCE WITH LAWS. Each Party agrees to comply with all applicable laws, regulations, and ordinances relating to their performance hereunder.

         19. NOTICES. Notice by any party under this Agreement will be in writing and personally delivered or given by registered mail, overnight courier, or facsimile confirmed by first-class mail, addressed to the other party at its address given herein (or at such other address as may be communicated to the notifying party in writing) and will be deemed to have been given when received.

         20. COUNTERPARTS. This Agreement may be executed in counterparts, each of which will constitute an original instrument and all of which together will constitute one and the same instrument.

         21. FURTHER ASSURANCES. The parties will each perform such acts, execute and deliver such instruments and documents, and do all such other things as may be reasonably necessary to accomplish the transactions contemplated by this Agreement.

         22. NO WAIVER. No waiver of any term or condition of this Agreement will be valid or binding on a party unless the same has been mutually assented to in writing by all parties. The failure of a party to enforce at any time any of the provisions of this Agreement, or the failure to require at any time performance by one or both of the other parties of the provisions of this Agreement, will in no way be constructed to be a present or future waiver of such provisions, nor in any way affect the ability of a party to enforce each and every such provision thereafter.

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         23. ENTIRE AGREEMENT. The terms and conditions contained in this
Agreement constitute the entire agreement between the parties with respect to the subject matter thereof and supercede all previous agreements and understandings, whether oral or written and all disputes and disagreements related thereto. No agreement or understanding varying or extending the terms and conditions of this Agreement will be binding upon any party unless in a written document signed by the party to be bound thereby.

         24. NO AGENCY. The parties are independent contractors with respect to each other, and not agents of each other, and no party will have any authority to bind any other party in any manner whatsoever.

         25. FULL COOPERATION. The parties agree to use reasonable efforts to assist in carrying out the purposes and intent of this Agreement in order to transition the Contracts and allow for continued support of clients pursuant to the Contracts.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed and delivered by their duly authorized officers, all as of the date first hereinabove written.

CYNET, INC.                               AECSOFT USA, INC.

By:    /s/ Vincent W. Beale, Sr.          By:      /s/ Lily Xiong
       ------------------------------              -----------------------------

Title:     Chairman & CEO                 Title:   President
       ------------------------------              -----------------------------

Date:      2-9-01                         Date:    2/8/01
       ------------------------------              -----------------------------


CYNET INTERACTIVE, LLC

By:    Samuel C. Beale
       ------------------------------

Title: Vice President
       ------------------------------

Date:  2/8/01
       ------------------------------


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                                   EXHIBIT "A"

                                ACCOUNTS PAYABLE

















                                       6
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                                   EXHIBIT "B"

                                    CONTRACTS


















                                       7
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                                   EXHIBIT "C"

                               ACCOUNTS RECEIVABLE



















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